EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated November 21, 1997, included and incorporated by reference in this Form 10-K and into the Company's previously filed Registration Statements on Form S-8 and Form S-3.


                                        ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
  December 19, 1997